EXHIBIT 10.1


         THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. EXCEPT AS OTHERWISE PROVIDED HEREIN, THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  I-MANY, INC.

                            VOID AFTER APRIL 11, 2004

         THIS WARRANT is issued to Accenture LLP, or its registered assigns (the "Holder"), by I-many, Inc., a Delaware corporation (the "Company"), on April 11, 2001 (the "Warrant Issue Date").

         1. PURCHASE SHARES. The Holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to one hundred twenty four thousand, eight hundred fifty six (124,856) fully paid and nonassessable shares of Common Stock of the Company, par value $.0001 per share (the "Shares") that have become Vested Shares (as defined below). The number of Shares and Vested Shares shall be subject to adjustment pursuant to SECTION 8 hereof.

         2. EXERCISE PRICE. The purchase price for the Shares shall be $9.725, as adjusted from time to time pursuant to SECTION 8 hereof (the "Exercise Price").

         3. EXERCISE PERIOD. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. on the third anniversary of the Warrant Issue Date to purchase that number of Shares that have vested in accordance with SECTION 4 ("Vested Shares").

         4. VESTED SHARES.

               (a)  Fifty percent (50%) of the number of Shares set forth in
                    SECTION 1 shall become Vested Shares, if at all, upon the date of issuance of the press release by Accenture LLP and the Company pursuant to CLAUSE (i) of SECTION 3.2.1 of the Alliance Agreement.

               (b) The remaining Shares shall become Vested Shares, if at all, upon the date the Company deems the Foundational Marketing Activities (as defined in the Alliance Agreement) to be performed by Accenture LLP pursuant to SECTION 3.2.1 of the Alliance Agreement to be complete in all material respects in the sole discretion of the Company, which discretion will not be unreasonably withheld.

         5. METHOD OF EXERCISE. While this Warrant remains outstanding and exercisable in accordance with SECTION 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal offices; and

               (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.


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


         6. NET EXERCISE. In lieu of exercising this Warrant pursuant to SECTION 5, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock from the Vested Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                                     Y (A - B)
                                     ---------
                               X =          A

        Where:  X = The number of shares of Common Stock to be issued to the
                    Holder pursuant to this net exercise;

                Y = The number of Vested Shares in respect of which
                    the net issue election is made;

                A = The fair market value of one share of the Common Stock at the time the net issue election is made;

                B = The Exercise Price (as adjusted to the date of
                    the net issuance).

For purposes of this SECTION 6, the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or on the National Market System of the NASDAQ Stock Market, the value shall be deemed to be the average of the daily closing price of common stock of the Company as reported on such securities exchange or the National Market System of the NASDAQ Stock Market (as reported in THE WALL STREET JOURNAL or, if not reported therein, in another authoritative source) for the five (5) consecutive full trading days (in which such shares are traded on such securities exchange or the National Market System of the NASDAQ Stock Market) ending at the close of trading on the trading day immediately preceding such particular date; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) for the five (5) consecutive full trading days ending at the close of trading on the trading day immediately preceding such particular date; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company. The portion of this Warrant which is canceled pursuant to this Section 6 shall be deemed to have been exercisable for Vested Shares.

         7. CERTIFICATES FOR SHARES. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the subscription notice.

         8. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

               (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any


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


                    adjustment under this SECTION 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

               (b) RECLASSIFICATION, REORGANIZATION AND CONSOLIDATION. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in SECTION 8(A) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided the aggregate purchase price shall remain the same. Notwithstanding the foregoing, in the event that there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities of another entity (other than any such transaction not constituting a Change of Control), then this Warrant shall expire upon the later to occur of (i) immediately prior to the consummation of such event, or (ii) thirty (30) days after the Holder receives written notice from the Company of the consummation date or anticipated consummation date of such event. For purposes of this
                    Section 8(b), a "CHANGE OF CONTROL" means a (i) sale of substantially all of the Company's assets, or (ii) any transaction, including, without limitation, any merger or consolidation of the Company, in which immediately following such transaction the security holders of the Company immediately prior to such transaction own, directly or indirectly, less than fifty percent (50%) of the combined voting power of the Company.

               (c) NOTICE OF ADJUSTMENT. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

         9. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

         10. NO STOCKHOLDER RIGHTS. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this SECTION 10 shall limit the right of the Holder to be provided the Notices required under this Warrant.

         11. REPRESENTATIONS AND WARRANTIES OF THE COMPANY TO THE HOLDER. The Company hereby represents and warrants to the Holder as follows:

               (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (b) The Company has the right, power and capacity to execute, deliver and perform this Warrant and to issue the Shares contemplated hereby. The execution, delivery and performance of this Warrant, and the issuance of the Shares contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of the Company. This Warrant has been duly and validly executed and delivered by the Company and constitutes the Company's legal, valid and binding obligation, enforceable in accordance with its terms.

               (c) The Shares, when issued, sold and delivered in accordance with the terms of this Warrant, shall be duly and validly issued, fully-paid and non-assessable.

               (d) The execution, delivery and performance of this Warrant and the issuance and sale of the Shares will not result in the violation of any material term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which the Company is subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company.

               (e) The Company has filed all reports required to be filed by it, since March 13, 2000, with the Securities and Exchange Commission (the "SEC") pursuant to Sections 13, 14 and 15 of the Securities Exchange Act of 1934, as amended, and with the NASDAQ Stock Market (collectively, the "COMPANY SEC REPORTS"). None of the Company SEC Reports, as of their respective dates (or, if amended or superseded by a filing prior to the date of this Warrant, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and such Company SEC Reports conformed, in all material respects, with all of the statutes and published rules and regulations enforced or promulgated by the regulatory authority or exchange with which they were filed.

         12. REPRESENTATIONS AND WARRANTIES OF THE HOLDER TO THE COMPANY. The Holder hereby represents and warrants to the Company that the Holder has the right, power and capacity to execute, deliver and perform this Warrant and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Warrant, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary action, corporate or otherwise, on the part of the Holder. This Warrant has been duly and validly executed and delivered by the Holder and constitutes the Holder's legal, valid and binding obligation, enforceable in accordance with its terms.

         13. REGISTRATION RIGHTS. The Company shall use reasonable efforts to cause the Holder to at all times have the rights of an "Investor" under that certain Amended and Restated Registration Rights Agreement dated December 30, 1999 by and among the Company and the stockholders named therein (the "Registration Rights Agreement").

         14. SECURITIES LAWS REPRESENTATIONS AND COVENANTS OF THE HOLDER.

               (a) This Warrant is issued to the Holder in reliance upon the Holder's representation to the Company, which by the Holder's execution of this Warrant the Holder hereby confirms, that the Shares will be acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the direct or indirect sale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

                    Notwithstanding the foregoing, the Holder may transfer this Warrant or the Shares issued or issuable hereunder to an Affiliate that (i) is an "Accredited Investor" as that term is defined in Regulation D promulgated by the SEC under the Securities Act and (ii) is not Arthur Andersen LLP or any legal entity that, directly or through one or more intermediaries, controls, is controlled by, or is under common control with Arthur Andersen LLP; PROVIDED, HOWEVER, that no transfer shall be permitted as a result of this sentence if the number of holders of this Warrant or the Shares issued or issuable hereunder would, as a result, exceed six such holders. For purposes of this Warrant, "Affiliate" means all entities that are under the control of, controlled by or under common control with Holder and also includes all partnerships, firms, corporations, entities, individuals, and their successors and assigns, wherever located, which together comprise the Accenture Worldwide Organization whether by virtue of their member firm interfirm agreements with Accenture Partners Societe Cooperative or any successor thereto acting to coordinate the business of such entities or by virtue of a contract with or ownership, direct or indirect, by a member firm or otherwise being under control, directly or indirectly, of one or more member firms and which are thereby deemed part of the Accenture Worldwide Organization.

               (b) The Holder covenants that in no event will it dispose of any of the Shares within the period of one hundred and eighty
                    (180) days beginning on the Warrant Issue Date other than
                    (i) a transfer to an Affiliate, or (ii) a sale as a part of a merger of or acquisition of control of the Company by a person or group that is not an Affiliate.

               (c) The Holder covenants that in no event will it dispose of any of the Shares other than pursuant to an effective registration statement or Rule 144 or Rule 144A promulgated by the SEC under the Securities Act of 1933, as amended (the "SECURITIES ACT") (or any similar or analogous rule) unless and until (i) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, the Holder shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and substance to the Company and the Company's counsel to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act and any applicable state, local or foreign law has been taken; PROVIDED, HOWEVER, that the Holder shall not be required to satisfy the conditions specified in clauses (i) and (ii) above for any transfer to an Affiliate.

               (d) The Holder represents that: (i) the Holder is an "Accredited Investor" as that term is defined in Regulation D promulgated by the SEC under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Holder's prospective investment in the Shares; (ii) the Holder has received all the information requested by it from the Company and considered necessary or appropriate for deciding whether to exercise this Warrant for the Shares;
                    (iii) the Holder has the ability to bear the economic risks of such Holder's prospective investment; and (iv) the Holder is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer complete loss on its investment.

         15. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

         16. AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

         17. NOTICES. Any notice or other communication given pursuant to this Warrant shall be in writing and shall be deemed to have been received either when delivered personally to the party for whom intended, or five (5) days following the deposit of the same into the United States mail (certified mail, return receipt requested, or first class postage prepaid), addressed to such party at the address as set forth below:

                  For the Company:

                  I-many, Inc.
                  537 Congress Street
                  Portland, ME 04101
                  Fax:  (207) 828-0492
                  Attention:  General Counsel

                  For the Holder:

                  Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

         18. CAPTIONS. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

         19. GOVERNING LAW. This Warrant shall be governed and construed in accordance with the laws of the State of Illinois (without giving effect to choice of law principles thereof).

         IN WITNESS WHEREOF, I-many, Inc. and Accenture LLP have executed this Warrant as of the day and year first above written.



                                               I-MANY, INC.


                                               By:    /s/ A. Leigh Powell
                                                      -----------------------
                                               Name:  A. Leigh Powell
                                                      -----------------------
                                               Title: Chief Executive Officer
                                                      -----------------------


                                               ACCENTURE LLP


                                               By:    /s/ James Gearhart
                                                      -----------------------
                                               Name:  James Gearhart
                                                      -----------------------
                                               Title: Partner
                                                      -----------------------

                               NOTICE OF EXERCISE


To:  I-MANY, INC.

                  The undersigned hereby elects to [CHECK APPLICABLE
SUBSECTION]:

________          (a)      Purchase  _________________  shares of Common Stock
                           of I-Many, Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

                  OR

________          (b)      Exercise the attached Warrant for [all of the shares]
                           [________ of the shares] [CROSS OUT INAPPLICABLE
                           PHRASE] purchasable under the Warrant pursuant to the net exercise provisions of SECTION 6 of such Warrant.


         The undersigned represents and warrants to the Company that the representations and warranties of the Holder set forth in SECTIONS 12 and 13 of the attached Warrant are true and correct as of the date hereof.

                                           WARRANTHOLDER:

                                           ACCENTURE LLP


                                           By:
                                               ----------------------------
                                               Name:
                                               Title:

                                           Address:


Date:
      ------------------------


Name in which shares should be registered:

------------------------------------------




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